Exhibit 99.2

F&G Annuities & Life, Inc. (“F&G”) - An Operating Segment of Fidelity National Financial, Inc. (NYSE:FNF)
Financial Supplement
March 31, 2022
(Year Ended December 31)

The financial statements and financial exhibits included herein are unaudited. F&G is an operating segment of FNF ("the Company") and these financial statements and exhibits should be read in conjunction with the Company's periodic reports on Form 10-K, Form 10-Q and Form 8-K. F&G was acquired by FNF on June 1, 2020.

All dollar amounts are presented in millions.

Non-GAAP Financial Measures

Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, this document includes non-GAAP financial measures, which the Company believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. Management believes these non-GAAP financial measures may be useful in certain instances to provide additional meaningful comparisons between current results and results in prior operating periods. Our non-GAAP measures may not be comparable to similarly titled measures of other organizations because other organizations may not calculate such non-GAAP measures in the same manner as we do. The presentation of this financial information is not intended to be considered in isolation of or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. By disclosing these non-GAAP financial measures, the Company believes it offers investors a greater understanding of, and an enhanced level of transparency into, the means by which the Company’s management operates the Company. Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings, net earnings attributable to common shareholders, or any other measures derived in accordance with GAAP as measures of operating performance or liquidity. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures are provided within.

F&G - An Operating Segment of FNF
Financial Supplement - March 31, 2022
(All periods are unaudited)

F&G - An Operating Segment of FNF
Financial Supplement - March 31, 2022
(All periods are unaudited)

Consolidated Financial Highlights

	Three months ended
	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021

Select Income Statement Data:
Net earnings attributable to common shareholders	236	121	373	82	289

Adjusted net earnings attributable to common shareholders ("Adjusted net earnings") (a) (c)	82	90	101	92	78

Select Metrics:
Average assets under management ("AAUM") (a)	37,459	35,699	32,692	30,423	29,016

Assets under management ("AUM") (a)	38,601	36,494	34,665	31,760	29,700

Net investment spread (a)	2.89%	2.89%	2.85%	2.95%	2.55%

Adjusted return on assets (a) (b) (c)	0.88%	1.13%	1.18%	1.14%	1.08%

(a) Refer to "Non-GAAP Financial Measures Definitions"
(b) Adjusted return on assets is calculated on a year to date ("YTD") basis.
(c) Refer to page 7 "Notable Items" for further explanation of trends.

Sales Results by Product

	Three months ended
	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021

Sales (a)
Fixed indexed annuities (FIA)	962	1,055	1,073	1,135	1,047
Fixed rate annuities (MYGA)	473	301	458	512	467
Total annuity	1,435	1,356	1,531	1,647	1,514
Indexed universal life (IUL)	27	28	24	20	15
Funding agreements (FABN/FHLB)	600	35	1,150	1,000	125
Pension risk transfer (PRT)	527	776	371	—	—
Total Sales	$2,589	$2,195	$3,076	$2,667	$1,654

(a) Refer to "Non-GAAP Financial Measures Definitions."

F&G - An Operating Segment of FNF
Financial Supplement - March 31, 2022
(All periods are unaudited)

Condensed Consolidated Balance Sheets

	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Assets
Investments:
Fixed maturity securities available for sale, at fair value, net of allowance for credit losses of $6 at March 31, 2022	$29,478	$29,962	$28,550	$27,616	$25,768
Preferred securities, at fair value	934	1,028	870	882	908
Equity securities, at fair value	139	143	156	176	141
Derivative investments	487	816	581	691	542
Mortgage loans, net of allowance for credit losses of $32 at March 31, 2022	4,217	3,749	3,484	2,794	2,374
Investments in unconsolidated affiliates	2,696	2,350	2,022	1,667	1,281
Other long-term investments	510	489	454	448	447
Short-term investments	387	373	258	356	72
Total investments	$38,848	$38,910	$36,375	$34,630	$31,533
Cash and cash equivalents	1,168	1,533	2,320	1,016	995
Trade and notes receivables	3	3	11	11	11
Reinsurance recoverable, net of allowance for credit losses of $20 at March 31, 2022 (a)	3,801	3,610	3,492	3,297	3,404
Goodwill (a)	1,756	1,756	1,756	1,756	1,751
Prepaid expenses and other assets	625	613	662	415	470
Lease assets	9	8	8	8	8
Other intangible assets, net (a)	2,699	2,234	2,086	2,060	2,061
Property and equipment, net	14	13	13	13	13
Income taxes receivable	46	50	—	—	—
Deferred tax asset (a)	142	—	—	51	130
Assets of discontinued operations	—	—	—	—	311
Total assets	$49,111	$48,730	$46,723	$43,257	$40,687
(a) These line items included adjustments that were recorded during the remeasurement period subsequent to the June 1, 2020 acquisition. The following adjustments were recorded as of the opening balance sheet at June 1, 2020 during the quarter ending June 30, 2021: Reinsurance recoverable, ($289), Goodwill, $5, Other intangible assets, net, $61, and Deferred tax asset, $1.

F&G - An Operating Segment of FNF
Financial Supplement - March 31, 2022
(All periods are unaudited)

Condensed Consolidated Balance Sheets (continued)
	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Liabilities and Shareholders' Equity
Contractholder funds	$36,237	$35,525	$33,988	$32,166	$29,592
Future policy benefits (b)	5,217	4,732	3,985	3,670	3,959
Accounts payable and accrued liabilities (b)	1,536	1,297	1,670	1,276	1,368
Income taxes payable	—	—	3	17	5
Deferred tax liability	—	24	9	—	—
Notes payable	975	977	979	589	589
Funds withheld for reinsurance liabilities	1,852	1,676	1,508	1,271	1,026
Lease liabilities	14	14	14	14	14
Liabilities of discontinued operations	—	—	—	—	339
Total liabilities	$45,831	$44,245	$42,156	$39,003	$36,892

Shareholders' equity:
Additional paid-in-capital	2,753	2,750	2,748	2,746	2,744
Retained earnings	1,238	1,001	880	507	425
Accumulated other comprehensive income ("AOCI")	(711)	734	939	1,001	626
Total shareholders' equity	$3,280	$4,485	$4,567	$4,254	$3,795
Total liabilities and shareholders' equity	$49,111	$48,730	$46,723	$43,257	$40,687

(b) Future policy benefits and Accounts payable and accrued liabilities included ($228) and $6 adjustments as of the opening balance sheet at June 1, 2020, respectively, during the quarter ending June 30, 2021.

Reconciliation of Total Shareholders' Equity to Total Shareholders' Equity Excluding AOCI

	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Total shareholders' equity	$3,280	$4,485	$4,567	$4,254	$3,795
Less: AOCI	(711)	734	939	1,001	626
Total shareholders' equity excluding AOCI (c)	$3,991	$3,751	$3,628	$3,253	$3,169

(c) Refer to "Non-GAAP Financial Measures Definitions"

F&G - An Operating Segment of FNF
Financial Supplement - March 31, 2022
(All periods are unaudited)
Condensed Consolidated Statements of Operations

	Three months ended
	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Revenues:
Life insurance premiums and other fees (a)	$594	$838	$431	$62	$64
Interest and investment income	451	511	481	487	373
Recognized gains and losses, net	(297)	345	15	253	102
Total revenues	748	1,694	927	802	539
Benefits and expenses:
Benefits and other changes in policy reserves	208	1,404	185	575	(26)
Personnel costs	30	36	32	32	29
Other operating expenses	18	29	22	26	28
Depreciation and amortization	143	65	210	65	144
Interest expense	8	8	6	7	8
Total benefits and expenses	407	1,542	455	705	183

Pre-tax earnings	341	152	472	97	356
Income tax expense	(105)	(31)	(96)	(21)	(72)
Net earnings from continuing operations	236	121	376	76	284
(Loss) earnings from discontinued operations, net of tax	—	—	(3)	6	5
Net earnings attributable to common shareholders	$236	$121	$373	$82	$289

(a) Included within "Escrow, title-related and other fees" in FNF 10-K/ 10-Q.

F&G - An Operating Segment of FNF
Financial Supplement - March 31, 2022
(All periods are unaudited)

Reconciliation from Net Earnings to Adjusted Net Earnings (a)

	Three months ended
	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Net earnings from continuing operations	$236	$121	$376	$76	$284
Non-GAAP adjustments (a):
Recognized (gains) and losses, net	(33)	(76)	(98)	(63)	(82)
Indexed product related derivatives	(168)	32	26	75	(185)
Purchase price amortization	6	6	7	6	7
Transaction costs	—	—	1	2	2
Other non-recurring items (b)	—	—	(284)	—	—
Income taxes on non-GAAP adjustments	41	7	73	(4)	52
Adjusted net earnings (a)	$82	$90	$101	$92	$78

Notable Items
Each quarterly reporting period, we identify notable items that help explain the trends in our Adjusted net earnings as we believe these items provide further clarity to the financial performance of the business.

	Three months ended
	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Adjusted net earnings (a)	$82	$90	$101	$92	$78
Notable items [(unfavorable)/favorable]
Single premium immediate annuities ("SPIA") mortality & other reserve adjustments (c)	4	(7)	7	3	7
Assumption review and unlocking (d)	—	—	—	8	—
Other notable items (e)	(20)	10	20	11	5

(a) Refer to "Non-GAAP Financial Measures Definitions."
(b) Reflects adjustments to benefits and other changes in policy reserves and depreciation and amortization resulting from the implementation of a new actuarial valuation system.
(c) The release of annuity reserves associated with mortality of annuitants, which varies due to timing, volume and severity of experience, and other reserve adjustments.
(d) Reflects unlocking from updating our DAC, VOBA, DSI and cost of reinsurance amortization models for actual experience and equity market fluctuations.
(e) Costs incurred during research and exploration of potential merger or acquisition of a business or a group of insurance policies via asset acquisition or (inforce) reinsurance agreement, income from bond prepayment and CLO redemptions, changes in tax valuation and other net activity.

F&G - An Operating Segment of FNF
Financial Supplement - March 31, 2022
(All periods are unaudited)

Adjusted Net Earnings Statement (a)

	Three months ended
	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Revenues:
Life insurance premiums and other fees (b) (i)	$593	$840	$430	$62	$64
Interest and investment income (c)	448	431	381	377	333
Recognized gains and losses, net (d)	—	—	—	—	—
Total revenues	1,041	1,271	811	439	397
Benefits and expenses:
Benefits and other changes in policy reserves (e) (i)	775	1,023	577	214	188
Personnel costs	30	36	32	32	29
Other operating expenses (f)	18	29	22	24	26
Depreciation and amortization (g)	64	61	49	46	48
Interest expense	8	9	6	7	8
Total benefits and expenses	895	1,158	686	323	299

Pre-tax earnings	146	113	125	116	98
Income tax expense	(64)	(23)	(24)	(24)	(20)
Adjusted net earnings (a)	$82	$90	$101	$92	$78
Notable items included in Adjusted net earnings (h)	$(16)	$3	$27	$22	$12

(a) Refer to "Non-GAAP Financial Measures Definitions."
(b) Life insurance premiums and other fees are included within "Escrow, title-related and other fees" in FNF 10-K/ 10-Q, and have been adjusted to remove primarily the impact of unearned revenue on the adjustments below.
(c) Interest and investment income has been adjusted to remove the market volatility on the alternative investment portfolio that differ from management's expectation of returns over the life of these assets.
(d) Recognized gains and losses (net) have been adjusted to remove the effect of recognized (gains) losses including changes in allowance for expected credit losses and OTTI; changes in fair values of indexed product related derivatives and embedded derivatives, net of hedging costs; and the change in fair value of the reinsurance related embedded derivative.
(e) Benefits and other changes in policy reserves has been adjusted to remove the effects of the changes in fair values of indexed product embedded derivatives, changes in allowance for expected credit losses on reinsurance recoverables, the fair value impacts of assumed reinsurance, those resulting from the implementation of a new actuarial system at September 30, 2021, and changes in the SOP 03-1 reserve resulting from the adjustments above, as applicable.
(f) Other operating expenses have been adjusted to remove the effects of transaction costs.
(g) Depreciation and amortization has been adjusted to remove the impact on DAC, VOBA, and DSI of the adjustments above, as applicable, purchase price amortization and those resulting from the implementation of a new actuarial valuation system at September 30, 2021.
(h) Refer to page 7 "Notable Items" for further detail of notable items.
(i) Includes premiums from agreements related to our new PRT business beginning in the three months ended September 30, 2021.

F&G - An Operating Segment of FNF
Financial Supplement - March 31, 2022
(All periods are unaudited)
Financial Strength Ratings

	A.M. Best	S&P	Fitch	Moody's
Holding Company Ratings
F&G Annuities & Life, Inc.
Issuer Credit / Default Rating	Not Rated	BBB-	BBB	Ba2
Outlook		Stable	Stable	Positive
CF Bermuda Holdings Limited
Issuer Credit / Default Rating	Not Rated	BBB-	BBB	Ba1
Outlook		Stable	Stable	Positive
Fidelity & Guaranty Life Holdings, Inc.
Issuer Credit / Default Rating	bbb-	BBB-	BBB	Not Rated
Outlook	Stable	Stable	Stable
Senior Unsecured Notes	bbb-	BBB	BBB	Baa2
Outlook	Stable			Stable

Operating Subsidiary Ratings
Fidelity & Guaranty Life Insurance Company
Financial Strength Rating	A-	A-	A-	Baa1
Outlook	Stable	Stable	Stable	Positive
Fidelity & Guaranty Life Insurance Company of New York
Financial Strength Rating	A-	A-	A-	Not Rated
Outlook	Stable	Stable	Stable
F&G Life Re Ltd
Financial Strength Rating	Not Rated	A-	A-	Baa1
Outlook		Stable	Stable	Positive
F&G Cayman Re Ltd
Financial Strength Rating	Not Rated	Not Rated	A-	Not Rated
Outlook			Stable

F&G - An Operating Segment of FNF
Financial Supplement - March 31, 2022
(All periods are unaudited)

Total Product Net Investment Spread
	Three months ended
	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Net investment income	$451	$511	$481	$487	$373
AAUM (a)	37,459	35,699	32,692	30,423	29,016
Yield on AAUM (a)	4.82%	5.73%	5.89%	6.40%	5.15%
Alternative investment yield adjustment (a)	(0.04)%	(0.90)%	(1.23)%	(1.43)%	(0.56)%
Adjusted Yield on AAUM (a)	4.78%	4.83%	4.66%	4.97%	4.59%

Interest credits	$75	$77	$63	$73	$74
Option & futures costs	84	80	75	70	65
Total interest credited and option costs	$159	$157	$138	$143	$139
Average account value	33,532	32,340	30,469	28,273	27,252
Interest credited & option cost	1.89%	1.94%	1.81%	2.02%	2.04%
Net investment spread (a)	2.89%	2.89%	2.85%	2.95%	2.55%

(a) Refer to "Non-GAAP Financial Measures Definitions."

F&G - An Operating Segment of FNF
Financial Supplement - March 31, 2022
(All periods are unaudited)

FIA Net Investment Spread
	Three months ended
	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Net investment income	$311	$367	$368	$377	$276
AAUM (a)	23,717	22,824	22,146	20,896	20,217
Yield on AAUM (a)	5.25%	6.43%	6.65%	7.22%	5.46%
Alternative investment yield adjustment (a)	(0.16)%	(1.19)%	(1.81)%	(2.20)%	(0.81)%
Adjusted Yield on AAUM (a)	5.09%	5.24%	4.84%	5.02%	4.65%

Interest credits	$9	$9	$2	$13	$15
Option & futures costs	84	80	75	70	65
Total interest credited and option costs	$93	$89	$77	$83	$80
Average account value	22,244	21,513	20,680	19,842	19,028
Interest credited & option cost	1.67%	1.65%	1.49%	1.67%	1.67%
Net investment spread (a)	3.42%	3.59%	3.35%	3.35%	2.98%

(a) Refer to "Non-GAAP Financial Measures Definitions."

F&G - An Operating Segment of FNF
Financial Supplement - March 31, 2022
(All periods are unaudited)

Assets Under Management Rollforward and Average Assets Under Management

	Three months ended
	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
AUM at beginning of period (a)	$36,494	$34,665	$31,760	$29,700	$28,553
Net new business asset flows	2,223	2,050	2,747	2,327	1,269
Net reinsurance and other transactions	(116)	(221)	158	(267)	(122)
AUM at end of period (a)	$38,601	$36,494	$34,665	$31,760	$29,700
AAUM (a)	$37,459	$35,699	$32,692	$30,423	$29,016

Annuity Account Balance Rollforward (b)

	Three months ended
	March 31, 2022	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021
Account balances at beginning of period:	$26,673	$25,662	$24,774	$23,803	$22,992
Net deposits	1,073	1,321	1,311	1,390	1,265
Surrenders, withdrawals, deaths, etc.	(539)	(517)	(625)	(628)	(585)
Net flows	534	804	686	762	680

Premium and interest bonuses	22	23	20	21	18
Fixed interest credited and index credits	142	226	217	225	148
Guaranteed product rider fees	(40)	(42)	(35)	(37)	(35)
Account balance at end of period	$27,331	$26,673	$25,662	$24,774	$23,803

(a) Refer to "Non-GAAP Financial Measures Definitions."
(b) The rollforward reflects the vested account balance of our fixed index annuities and fixed rate annuities, net of reinsurance.

F&G - An Operating Segment of FNF
Financial Supplement - March 31, 2022
(All periods are unaudited)

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	March 31, 2022
SURRENDER CHARGE PERCENTAGES:
No surrender charge	$342	$2,658
0.0% < 2.0%	21	107
2.0% < 4.0%	34	816
4.0% < 6.0%	718	2,064
6.0% < 8.0%	1,681	3,493
8.0% < 10.0%	2,004	7,920
10.0% or greater	—	5,473
	$4,800	$22,531

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	March 31, 2022
CREDITED RATE (INCLUDING BONUS INTEREST) VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL:
No differential	$499	$1,464
0.0% - 1.0%	678	1,121
1.0% - 2.0%	1,731	4
2.0% - 3.0%	1,892	—
Allocated to index strategies	—	19,942
	$4,800	$22,531

F&G - An Operating Segment of FNF
Financial Supplement - March 31, 2022
(All periods are unaudited)

Summary of Invested Assets by Asset Class

	March 31, 2022			December 31, 2021
	Amortized Cost	Fair Value	Percent	Amortized Cost	Fair Value	Percent
Fixed maturity securities, available for sale:
United States Government full faith and credit	$261	$262	1%	$50	$50	—%
United States Government sponsored entities	57	55	—%	74	74	—%
United States municipalities, states and territories	1,380	1,309	3%	1,386	1,441	4%
Foreign Governments	190	180	—%	197	205	1%
Corporate securities:
Finance, insurance and real estate	5,303	5,064	13%	4,881	5,109	13%
Manufacturing, construction and mining	910	872	2%	880	932	2%
Utilities, energy and related sectors	2,865	2,654	7%	2,881	2,987	8%
Wholesale/retail trade	2,614	2,440	6%	2,503	2,627	7%
Services, media and other	3,289	3,029	8%	3,227	3,349	8%
Hybrid securities	806	819	2%	812	881	2%
Non-agency residential mortgage-backed securities	735	698	2%	648	648	2%
Commercial mortgage-backed securities	2,937	3,038	8%	2,669	2,964	7%
Asset-backed securities	4,888	4,751	12%	4,514	4,550	12%
CLO securities	4,249	4,307	11%	4,002	4,145	11%
Total fixed maturity securities, available for sale	$30,484	$29,478	75%	$28,724	$29,962	77%
Equity securities	1,107	1,073	3%	1,135	1,171	3%
Alternative investments:
Private equity	1,287	1,287	3%	1,181	1,181	3%
Real assets	359	358	1%	339	340	1%
Credit	1,051	1,051	3%	829	829	2%
Commercial mortgage loans	2,231	2,147	6%	2,168	2,265	6%
Residential mortgage loans	1,986	1,904	5%	1,581	1,549	4%
Other (primarily derivatives and company owned life insurance)	1,006	997	3%	971	1,305	3%
Short term investments	387	387	1%	373	373	1%
Total (a)	$39,898	$38,682	100%	$37,301	$38,975	100%
(a) Asset duration of 5.9 years and 6.4 years vs. liability duration of 6.1 years and 7.1 years for the periods ending March 31, 2022 and December 31, 2021, respectively.

F&G - An Operating Segment of FNF
Financial Supplement - March 31, 2022
(All periods are unaudited)
Credit Quality of Fixed Maturity Securities

	March 31, 2022
NAIC Designation	Fair Value	Percent
1	$16,168	55%
2	10,905	37%
3	1,669	6%
4	608	2%
5	74	—%
6	54	—%
	$29,478	100%

	March 31, 2022
Rating Agency Rating	Fair Value	Percent
AAA	$862	3%
AA	2,128	7%
A	7,571	26%
BBB	9,709	33%
Not rated	7,091	24%
Total investment grade	27,361	93%
BB	1,175	4%
B and below	408	1%
Not rated	534	2%
Total below investment grade	2,117	7%
	$29,478	100%

F&G - An Operating Segment of FNF
Financial Supplement - March 31, 2022
(All periods are unaudited)
Summary of Residential Mortgage Backed Securities by Collateral Type and NAIC Designation

	March 31, 2022
Total by collateral type	Amortized Cost	Fair Value
Government Agency	$57	$55
Prime	611	578
Subprime	52	51
Alt-A	72	69
	$792	$753

	March 31, 2022
Total by NAIC designation	Amortized Cost	Fair Value
1	$777	$739
2	5	5
3	4	4
4	5	4
5	1	1
	$792	$753

Top 5 Reinsurers

		March 31, 2022
		Financial Strength Rating
Parent Company/Principal Reinsurers	Reinsurance Recoverable (a)	AM Best	S&P	Fitch	Moody's
Wilton Re	$1,279	A+	not rated	A+	not rated
Aspida Life Re Ltd	1,103	A-	not rated	BBB	not rated
Somerset Reinsurance Ltd	727	A-	BBB+	not rated	not rated
London Life Reinsurance Co.	101	A+	not rated	not rated	not rated
Security Life of Denver	100	not rated	A-	A-	Baa1

(a) Reinsurance recoverables do not include unearned ceded premiums that would be recovered in the event of early termination of certain traditional life policies.

F&G - An Operating Segment of FNF
Financial Supplement - March 31, 2022
(All periods are unaudited)
Non-GAAP Financial Measures Definitions
The following represents the definitions of non-GAAP measures used by F&G, as an operating segment of FNF:

Adjusted Net Earnings Attributable to Common Shareholders (Adjusted Net Earnings)

Adjusted net earnings is a non-GAAP economic measure we use to evaluate financial performance each period. Adjusted net earnings is calculated by adjusting net earnings (loss) from continuing operations attributable to common shareholders to eliminate:
(i) Recognized (gains) and losses, net: the impact of net investment gains/losses, including changes in allowance for expected credit losses and other than temporary impairment ("OTTI") losses, recognized in operations; the impact of market volatility on the alternative asset portfolio that differ from management's expectation of returns over the life of these assets; and the effect of changes in fair value of the reinsurance related embedded derivative;
(ii) Indexed product related derivatives: the impacts related to changes in the fair value, including both realized and unrealized gains and losses, of index product related derivatives and embedded derivatives, net of hedging cost;
(iii) Purchase price amortization: the impacts related to the amortization of certain intangibles (internally developed software, trademarks and value of distribution asset ("VODA")) recognized as a result of acquisition activities;
(iv) Transaction costs: the impacts related to acquisition, integration and merger related items; and
(v) Other "non-recurring", "infrequent" or "unusual items": Management excludes certain items determined to be “non-recurring”, “infrequent” or “unusual” from adjusted net earnings when incurred if it is determined these expenses are not a reflection of the core business and when the nature of the item is such that it is not reasonably likely to recur within two years and/or there was not a similar item in the preceding two years.

Adjustments to adjusted net earnings are net of the corresponding impact on amortization of intangibles, as appropriate. The income tax impact related to these adjustments is measured using an effective tax rate, as appropriate by tax jurisdiction. While these adjustments are an integral part of the overall performance of F&G, market conditions and/or the non-operating nature of these items can overshadow the underlying performance of the core business. Accordingly, management considers this to be a useful measure internally and to investors and analysts in analyzing the trends of our operations. Adjusted net earnings should not be used as a substitute for net earnings (loss). However, we believe the adjustments made to net earnings (loss) in order to derive adjusted net earnings provide an understanding of our overall results of operations.

Total Shareholders’ Equity Excluding AOCI

Total Shareholders’ Equity Excluding AOCI is based on Total Shareholders' Equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, Management considers this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts assessing the level of earned equity on Total Shareholders' Equity.

Assets Under Management (AUM)

AUM is calculated as the sum of:
(i) total invested assets at amortized cost, excluding derivatives, net of reinsurance qualifying for risk transfer in accordance with GAAP;
(ii) related party loans and investments;
(iii) accrued investment income;
(iv) the net payable/receivable for the purchase/sale of investments, and
(v) cash and cash equivalents excluding derivative collateral at the beginning of the period and the end of each month in the period, divided by the total number of months in the period plus one.
Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the rate of return on assets available for reinvestment.

F&G - An Operating Segment of FNF
Financial Supplement - March 31, 2022
(All periods are unaudited)

Non-GAAP Financial Measures Definitions (continued)

Average Assets Under Management (AAUM)

AAUM is calculated as AUM at the beginning of the period and the end of each month in the period, divided by the total number of months in the period plus one.
Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the rate of return on assets available for reinvestment.

Yield on AAUM

Yield on AAUM is calculated by dividing annualized net investment income by AAUM. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the level of return earned on AAUM.

Alternative Investment Yield Adjustment

Alternative investment yield adjustment is the current period yield impact of market volatility on the alternative investment portfolio that differ from management's expectation of returns over the life of these assets. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the level of return earned on AAUM.

Adjusted Yield on AAUM

Adjusted Yield on AAUM is calculated by dividing annualized net investment income by AAUM, plus or minus the alternative investment yield adjustment. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the level of return earned on AAUM.

Net Investment Spread

Net investment spread is the excess of net investment income, adjusted for market volatility on the alternative asset investment portfolio, earned over the sum of interest credited to policyholders and the cost of hedging our risk on indexed product policies. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the performance of the Company’s invested assets against the level of investment return provided to policyholders, inclusive of hedging costs.

Adjusted Return on Assets

Adjusted Return on Assets is calculated by dividing annualized adjusted net earnings by year-to-date AAUM. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing financial performance and profitability earned on AAUM.

Sales

Annuity, IUL, funding agreement and non-life contingent PRT sales are not derived from any specific GAAP income statement accounts or line items and should not be viewed as a substitute for any financial measure determined in accordance with GAAP. Sales from these products are recorded as deposit liabilities (i.e. contractholder funds) within the Company's consolidated financial statements in accordance with GAAP. Life contingent PRT sales are recorded as premiums in revenues within the consolidated financial statements. Management believes that presentation of sales, as measured for management purposes, enhances the understanding of our business and helps depict longer term trends that may not be apparent in the results of operations due to the timing of sales and revenue recognition.